Exhibit 10.77

ORIGINATOR RELEASE

THIS ORIGINATOR RELEASE is dated as of August 8, 2005 and is entered into by and among CONSOL ENERGY INC., CONSOL SALES COMPANY, CONSOL OF KENTUCKY INC., CONSOL PENNSYLVANIA COAL COMPANY, CONSOLIDATION COAL COMPANY, ISLAND CREEK COAL COMPANY, WINDSOR COAL COMPANY, MCELROY COAL COMPANY, KEYSTONE COAL MINING COMPANY, EIGHTY-FOUR MINING COMPANY, CNX MARINE TERMINALS INC., CNX GAS COMPANY LLC (“CNX Gas”), CNX FUNDING CORPORATION (“CNX Funding”), MARKET STREET FUNDING CORPORATION (“Market Street”), LIBERTY STREET FUNDING CORP. (“Liberty Street”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), and THE BANK OF NOVA SCOTIA (“BNS”).

Reference is hereby made to that certain Purchase and Sale Agreement dated as of April 30, 2003 by and among CONSOL Sales Company, CONSOL of Kentucky Inc., CONSOL Pennsylvania Coal Company, Consolidation Coal Company, Island Creek Coal Company, Windsor Coal Company, McElroy Coal Company, Keystone Coal Mining Company, Eighty-Four Mining Company, CNX Marine Terminals Inc., CNX Gas, CNX Funding, and CONSOL Energy Inc. (as amended, supplemented, joined, restated and/or otherwise modified from time to time, the “Sale Agreement”) and to that certain Receivables Purchase Agreement dated as of April 30, 2003 by and among CONSOL Sales Company, CONSOL of Kentucky Inc., Consol Pennsylvania Coal Company, Consolidation Coal Company, Island Creek Coal Company, Windsor Coal Company, McElroy Coal Company, Keystone Coal Mining Company, Eighty-Four Mining Company, CNX Marine Terminals Inc., CNX Gas, CNX Funding, CONSOL Energy Inc., Marketstreet, Liberty Street, PNC, and BNS (as amended, supplemented, restated and/or otherwise modified from time to time, the “RPA”).

As of the Effective Time (defined below): (A) CNX Gas ceases to be (i) an Originator under the Sale Agreement and (ii) a Sub-Servicer under the RPA, and (B) all liens on assets of CNX Gas under the Sale Agreement and the RPA are terminated.

This Originator Release shall become effective upon each of the following conditions being completed to the satisfaction of PNC and BNS (the “Effective Time”):

a)	Each of the parties hereto shall have executed this Originator Release; and

b)	CNX Funding shall provide a pro forma certificate to PNC and BNS setting forth the following: after removal of the CNX Gas Receivables from the facility pursuant to the proposed release, at the time of such release, the sum of (A) the Capital plus (B) the Total Reserves, shall not exceed the sum of (x) the Net Receivables Pool Balance at such time plus (y) the Conduit Purchasers’ Share of the amount of Collections then on deposit in the Lock-Box Accounts (other than amounts set aside therein representing Discount and fees).

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE - ORIGINATOR RELEASE]

IN WITNESS WHEREOF, the parties have executed this Originator Release as of the 8th day of August, 2005.

CONSOL ENERGY INC.

		By:	/s/ John M. Reilly
		Name:	John M. Reilly
		Title:	Vice President and Treasurer

CONSOL SALES COMPANY

CONSOL OF KENTUCKY INC.

CONSOL PENNSYLVANIA COAL
COMPANY

CONSOLIDATION COAL COMPANY

ISLAND CREEK COAL COMPANY

WINDSOR COAL COMPANY

McELROY COAL COMPANY

KEYSTONE COAL MINING
CORPORATION

EIGHTY-FOUR MINING COMPANY

CNX MARINE TERMINALS INC.

ATTEST:

By:	/s/ Paige M. Greene	By:	/s/ John M. Reilly
	Paige M. Greene, Assistant Secretary of each Subsidiary listed above on behalf of each such Subsidiary		John M. Reilly, Treasurer of each Subsidiary listed above on behalf of each such Subsidiary

ATTEST:		CNX GAS COMPANY LLC

By:	/s/ Paige M. Greene	By:	/s/ William D. Stanhagen

Name:	Paige M. Greene	Name:	William D. Stanhagen
Title:	Assistant Secretary	Title:	Vice President

ATTEST:		CNX FUNDING CORPORATION

By:	/s/ Paige M. Greene	By:	/s/ Daniel S. Cangilla
Name:	Paige M. Greene	Name:	Daniel S. Cangilla
Title:	Assistant Secretary	Title:	President

[SIGNATURE PAGE - ORIGINATOR RELEASE]

MARKET STREET FUNDING CORPORATION

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ John T. Smathers
Name:	John T. Smathers
Title:	Vice President

LIBERTY STREET FUNDING CORP.

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director